UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/19/2005

OYO GEOSPACE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-36727

DE	76-0447780
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of Principal Executive Offices, Including Zip Code)

(713) 986-4444
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Concord Technologies, L.P., Geospace Engineering Resources International, LP, Geospace Technologies, LP, OYO Instruments, LP, and OYOG Operations, LP, all Texas limited partnerships (collectively, the "Borrowers"), all of which are subsidiaries of OYO Geospace Corporation, a Delaware corporation (the "Company"), entered into a First Amendment to Loan Agreement dated September 19, 2005 with Regions Bank (f/k/a Union Planters Bank, N.A.). The First Amendment to Loan Agreement amends the existing Loan Agreement dated November 22, 2004, among the Borrowers and Union Planters Bank, N.A. (previously filed as Exhibit 10.11 to Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, filed with the Securities and Exchange Commission on December 7, 2004) (the "Loan Agreement").

The First Amendment to Loan Agreement amends the Loan Agreement by, among other things, (i) increasing the commitment available to the Borrowers from $15,000,000 to $20,000,000; (ii) changing the Prime rate margin; (iii) removing the borrowing base; (iv) adding additional security granted by the Borrowers; and (v) amending various financial and reporting covenants. The Company, along with two of its other subsidiaries, are still guarantors of the Borrowers' obligations under the Loan Agreement, as amended by the First Amendment to Loan Agreement.

A copy of the First Amendment to Loan Agreement along with associated financing documents are filed with this Current Report on Form 8-K as Exhibits 10.1 through 10.4.

Item 9.01.    Financial Statements and Exhibits

10.1 First Amendment to Loan Agreement dated September 19, 2005, between the Borrowers and Regions Bank (f/k/a Union Planters Bank, N.A.).
10.2 Promissory Note dated September 19, 2005, made by the Borrowers for the benefit of Regions Bank (f/k/a Union Planters Bank, N.A.).
10.3 Guaranty Agreement dated September 19, 2005, made by and between the Company and Regions Bank (f/k/a Union Planters Bank, N.A.). Each of the Company, OYOG, LLC, and OYOG Limited Partner, LLC has entered into a Guaranty Agreement with Regions Bank (f/k/a Union Planters Bank, N.A.), which is substantially identical to the Guaranty Agreement attached as an exhibit to this Form 8-K.
10.4 Security Agreement dated September 19, 2005, between Concord Technologies, LP and Regions Bank (f/k/a Union Planters Bank, N.A.). Each of the Borrowers has entered into a Security Agreement with Regions Bank (f/k/a Union Planters Bank, N.A.), which is substantially identical to the Security Agreement attached as an exhibit to this Form 8-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: September 19, 2005.	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	First Amendment to Loan Agreement dated September 19, 2005, between the Borrowers and Regions Bank (f/k/a Union Planters Bank, N.A.).
EX-10.2	Promissory Note dated September 19, 2005, made by the Borrowers for the benefit of Regions Bank (f/k/a Union Planters Bank, N.A.).
EX-10.3	Guaranty Agreement dated September 19, 2005, made by and between the Company and Regions Bank (f/k/a Union Planters Bank, N.A.).
EX-10.4	Security Agreement dated September 19, 2005, between Concord Technologies, LP and Regions Bank (f/k/a Union Planters Bank, N.A.).